Expenses by nature (Tables)	12 Months Ended
Dec. 31, 2021
Expenses by nature
Schedule of expenses by nature

EURm	2021	2020	2019
Personnel expenses	7 541	7 310	7 360
Cost of material	6 320	6 016	8 148
Project subcontracting and other customer contract expenses	4 225	4 887	4 003
Depreciation and amortization	1 095	1 132	1 660
IT services	230	343	362
Impairment charges	39	241	38
Other(1)	1 037	1 164	1 432
Total operating expenses(1)	20 487	21 093	23 003

(1) In 2021 Nokia changed the presentation of certain items within other operating income and expenses, impacting the total operating expense amount. The comparative amounts for 2020 and 2019 have been recast accordingly. For more information, refer to Note 2, Significant accounting policies.

Schedule of expenses